EXHIBIT 99.1

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2015 and Form 10 - Q for the fiscal quarter ended April 2, 2016. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2015 and our Form 10 - Q for the quarter ended April 2 , 2016, which are also posted on our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .

- 100 200 300 400 500 600 700 2012 2011 2010 2009 2008 2007 2013 Q1 2016 2014 2015 Quarterly Sell - Through (in Thousands of Units)

Quarterly Financial Results (in Millions, Except EPS) 2016 2015 Q1 Q4 Q3 Q2 Q1 Revenues $173.1 $152.4 $120.9 $140.9 $137.0 Gross Margin $59.1 $48.2 $34.0 $48.5 $41.4 Operating Profit $36.2 $26.0 $18.0 $26.7 $23.8 21% 17% 15% 19% 17% EPS $1.21 $0.88 $0.62 $0.91 $0.81 EBITDA $44.8 $36.0 $27.1 $36.2 $33.2 26% 24% 22% 26% 24% Trailing 12 - Months Ending April 2, 2016 Sales $581 Million Operating Profit 18% EBITDA 23% EPS $3.61 EBITDA PER SHARE $7.12

Direct Labor as % of Sales Value of Production * $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 5% 6% 7% 8% 9% 10% 11% 2010 2011 2012 2013 2014 2015 2016 * Sales Value of Production (SVP) in Millions.

Non - Personnel Overhead as a % of SVP * $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 0% 5% 10% 15% 20% 25% 2010 2011 2012 2013 2014 2015 2016 * Sales Value of Production (SVP) in Millions.

U.S. Firearm Availability (In Millions of Units) 0 2 4 6 8 10 12 14 16 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Interim

Monthly Adjusted NICS (In Thousands) - 500 1,000 1,500 2,000 2,500 December 2011 December 2010 December 2012 December 2013 December 2014 December 2015

Trends in Retail Demand The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales. 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2,200 8 10 12 14 16 18 20 22 24 Distributor Sell - Through NICS Checks Ruger 184% Growth Since 2008 NICS 58% Growth Since 2008 2012 2011 2010 2009 2008 2013 2014 2015

Raw & WIP Inventory Turns (Based on Cost of SVP) - 1 2 3 4 5 6 7 8 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 I mprovement in i nventory t urns has a llowed us to avoid the growth in Raw & WIP inventory. Over the past 5 years, we avoided growth in $19 m illion in Raw & WIP inventory. Over the past 10 years, we avoided growth in $175 m illion in Raw & WIP inventory.

- 100 200 300 400 500 600 700 2012 2011 2010 2009 2008 2007 2013 Q1 2016 2014 2015 Quarterly Sell - Through (in Thousands of Units) Q1 2014 Q3 2014 Q3 2015 Sell - Through 9,100/day

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 72,800 2014 2013 2012 2011 2010 2015 Q1 2016

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 72,800 Distributors 216,700 2014 2013 2012 2011 2010 2015 Q1 2016

Quarterly Finished Goods Unit Inventory (in Thousands) 0 50 100 150 200 250 300 350 400 Ruger 72,800 Target Distributor Inventory At 6 turns = 315,000 Distributors 216,700 2014 2013 2012 2011 2010 2015 Q1 2016

Disciplined Stock Repurchases Total Dollars Total Shares Price Per Share Q3 2006 $25.2 4,272,000 $5.90 Q4 2007 $20.0 2,216,000 $8.99 Q3 & Q4 2008 $10.2 1,535,000 $6.57 Q3 2010 to Q1 2011 $7.7 545,400 $14.10 Q4 2015 & Q1 2015 $26.7 762,100 $35.15 Total $89.8 9,330,500 $9.62

Disciplined Stock Repurchases $- $10 $20 $30 $40 $50 $60 $70 $80 - 2 4 6 8 10 12 Feb-09 Jul-09 Dec-09 May-10 Oct-10 Mar-11 Aug-11 Jan-12 Jun-12 Nov-12 Apr-13 Sep-13 Feb-14 Jul-14 Dec-14 May-15 Oct-15 Mar-16 Stock Price TTM EBITDA Multiple $26.7 Million 762,100 Shares $ 35.15/Share $7.7 Million 545,400 Shares $ 14.10/Share

Cash (in Millions) -$15 $5 $25 $45 $65 $85 $105 $125 Special Dividend - $87 Million Stock Repurchase - $25 Million Stock Repurchase - $20 Million Stock Repurchase - $27 M illion 2012 2011 2010 2009 2008 2007 2013 Q1 2016 2014 2015 2006

Variable Quarterly Dividends (in Millions) $- $2 $4 $6 $8 $10 $12 $14

Recent 5 - Year Returns: Ruger vs. Russell 2000 0% 200% 400% 600% 800% 1000% 1200% 1400% 2010 2011 2012 2013 2014 2015

Investor Communications We anticipate releasing 2016 quarterly earnings and holding investor conference calls on the following dates: Earnings Release Conference Call Q2 2016 August 2, 2016 August 3, 2016 Q3 2016 November 1, 2016 November 2, 2016 Q4 2016 February 21, 2017 February 22, 2017

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company’s or Management’s intentions, hopes, beliefs, expectations or predictions of the future are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward - looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s reports on Form 10 - K for the year ended December 31, 2015 and Form 10 - Q for the fiscal quarter ended April 2, 2016. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com /corporate/ or the SEC website at www.sec.gov . We reference non - GAAP EBITDA. Please note that the reconciliation of GAAP net income to non - GAAP EBITDA can be found in our Form 10 - K for the year ended December 31, 2015 and our Form 10 - Q for the quarter ended April 2 , 2016, which are also posted on our website . Furthermore , the Company disclaims all responsibility to update forward - looking statements .

RUGER®

2016 ANNUAL MEETING

STURM, RUGER & CO., INC. | 1 LACEY PLACE | SOUTHPORT, CONNECTICUT 06890 USA

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2015 and Form 10-Q for the fiscal quarter ended April 2, 2016. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2015 and our Form 10-Q for the quarter ended April 2, 2016, which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

OVERVIEW



INVESTMENT HIGHLIGHTS

HIGH VALUE PROPOSITION FOR CONSUMERS

SALES DRIVEN THROUGH INNOVATION

BOTTOM-LINE DRIVEN THROUGH LEAN METHODOLOGIES

CAPITAL ALLOCATION DISCIPLINE

CONSERVATIVE BALANCE SHEET


RUGER HISTORY
THIS YEAR WILL BE THE 100TH ANNIVERSARY OF BILL RUGER, SR.'s BIRTHDAY
AND THE 67TH YEAR FOR THE COMPANY HE FOUNDED IN 1949 ON A SIMPLE PREMISE...

RUGER HISTORY

WE MAKE RUGGED,
RELIABLE FIREARMS
FOR RESPONSIBLE CITIZENS.

INNOVATIVE FIREARMS
THAT THE AVERAGE
PERSON CAN AFFORD.




RUGER TODAY
THAT VALUE PROPOSITION CONTINUES TODAY...
1400 yds!
RUGER

AMERICAN-MADE PRODUCTS

OVER 500 FIREARM MODELS IN 10 PRODUCT CATEGORIES.

SOLD TO 18 INDEPENDENT WHOLESALE DISTRIBUTORS.



IN AMERICAN FACTORIES

WITH MANUFACTURING FACILITIES IN FOUR STATES:

NEWPORT, NH
PRESCOTT, AZ
MAYODAN, NC
ST. LOUIS, MO




BY AMERICAN WORKERS
WITH 1,950 NON-UNION EMPLOYEES AND 290 TEMPORARY EMPLOYEES.
© RUGER 2016

FINANCIAL & OPERATING HIGHLIGHTS

Quarterly Sell-Through (in Thousands of Units)



700
600
500
400
300
200
100
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016

Quarterly Financial Results (in Millions, Except EPS)

	2016	2015			
	Q1	Q4	Q3	Q2	Q1
Revenues	$173.1	$152.4	$120.9	$140.9	$137.0
Gross Margin	$59.1	$48.2	$34.0	$48.5	$41.4
Operating Profit	$36.2	$26.0	$18.0	$26.7	$23.8
	21%	17%	15%	19%	17%
EPS	$1.21	$0.88	$0.62	$0.91	$0.81
EBITDA	$44.8	$36.0	$27.1	$36.2	$33.2
	26%	24%	22%	26%	24%

Trailing 12-Months Ending April 2, 2016			
Sales	$581 Million	**Operating Profit**	18%
EBITDA	23%	**EPS**	$3.61
EBITDA PER SHARE	$7.12		

Direct Labor as % of Sales Value of Production*



11%
10%
9%
8%
7%
6%
5%
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
2010
2011
2012
2013
2014
2015
2016

* Sales Value of Production (SVP) in Millions.

Non-Personnel Overhead as a % of SVP*



25%
20%
15%
10%
5%
0%
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
2010
2011
2012
2013
2014
2015
2016

* Sales Value of Production (SVP) in Millions.

MARKET CONDITIONS



Target shooting participation in the U.S. is on the rise -- up **25%** from **40.8 million** Americans in 2012 to **51.2 million** Americans in 2014.

New target shooters are leading the way!

THE CHANGING FACE OF TODAY'S TARGET SHOOTER



Established Target Shooters (More than 5 years of experience)		New Target Shooters in 2014 (5 years or less of experience)
43	Average Age	32
26%	Female	50%
37%	Live in Urban/ Suburban Area	56%
51%	Hunted in 2014	19%
19%	Got Started Older Than Age 18	73%

Source: NSSF and Responsive Management report Sport Shooting Participation in the U.S. in 2014.

U.S. Firearm Availability (In Millions of Units)


16
14
12
10
8
6
4
2
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Interim

Monthly Adjusted NICS (In Thousands)


2,500
2,000
1,500
1,000
500
December 2010
December 2011
December 2012
December 2013
December 2014
December 2015

Trends in Retail Demand



24
22
20
18
16
14
12
10
8
NICS Checks
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
Distributor Sell-Through
Ruger 184%
Growth Since 2008
NICS 58%
Growth Since 2008
2008
2009
2010
2011
2012
2013
2014
2015

The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

NEW PRODUCT DEVELOPMENT

VOICE OF THE CUSTOMER RESEARCH


GLOCK



NEW PRODUCT ENGINEERING & DEVELOPMENT

RAPID PROTOTYPING & TESTING


0% Complete


PRODUCT TESTING
IN FIELD
CONDITIONS
© RUGER 2016

TWO-STEP DISTRIBUTION




ASUS

DISTRIBUTOR SALES

NEW PRODUCT LAUNCH


AIR RIFLE SECTION
RIFLESHOOTER
PRECISION
A NEW RUGER RIFLE RAISES THE BAR ON AFFORDABLE ACCURACY
BEST .30 MAGNUM
WHICH ROUND GETS THE NOD AS NO. 1?
DEER AMMO
WINCHESTER'S NEW DEER SEASON XP
SCREAMIN' 7
NOSLER'S HOT ENTRY INTO THE 7MM MARKET
RIFLE REPORTS
RUGER
NOVEMBER/DECEMBER 2015

EDITORIAL COVERAGE



AMERICAN Rifleman
AN "INTERESTING" DEVELOPMENT
The Ruger Precision Rifle
The Genesis Of Sniping
Selecting The Right AR
COMBAT HANDGUNS
ARMED CITIZENS SAVE THE DAY
TAURUS CURVES AHEAD
RIMLESS ROCK OUT
Master The Moon Clip!
MARK XIX .50 AE
SPLIT-SECOND RELOAD TACTICS
STOW-N-GO 5.56
BRIEFCASE TO ACTION IN 20 SECONDS
GRAND POWER X-TRIM MKII
Rotary Barrel 9mm
DAN WESSON .38 SUPER GUARDIAN
RUGER'S NEW AMERICAN BEAUTY SR1911 LW .45
+DIY AMMO
SAVE BIG & SHOOT MORE
MILITARY SURPLUS AIR GUNS
16 CCWs UNDER $450
PLUS LADIES 24/7 CARRY SOLUTIONS
SPECIAL HANDGUN ISSUE
GUN WORLD
TOUGH & AFFORDABLE
Citadel 1911 9mm
MULTI-PURPOSE REVOLVER
S&W's Model 986
EXPERT TIPS:
Planning a First Safari
U.S. AIR FORCE HANDGUNS
History of the Aircrewman
Ruger LC9s
PALM-SIZED
PROTECTION IN 9MM LUGER
ACCURATE FOR HOME DEFENSE
Bersa Thunder
DOUBLE YOUR SHOTGUN CHOICES
CZ-USA's Bobwhite and Mallard

EDITORIAL COVERAGE


2015 SPECIAL EDITION
GUNS COMBAT
.22 RIMFIRE BOOK
CHARGED FOR FUN
RUGER'S NEW CHARGER HANDGUNS
S&W M&P22 COMPACT
ALL DAY SHOOTING FUN
FIVE GLOCKS THAT CHANGED HISTORY PG. 14
MODERN SHOOTER
MODERN SHOOTER COMES TO TV
Own A Suppressor
4 EASY STEPS
RUGER GUNSITE SCOUT
THE ULTIMATE SURVIVAL RIFLE GETS EVEN BETTER
PLUS:
MASSAD AYOOB ON DEADLY FORCE
TODAY'S TOP DEFENSIVE AMMO
12 KEYS TO LONG-RANGE ACCURACY
Cast and Jacketed Bullet Loads for the Vintage .38-55
HANDLOADER
Ammunition Reloading Journal
The Evolution of Rifle Powders
TESTED: Norma 202 Rifle Powder
.327 Magnum Handloads for Ruger's NEW Single-Seven Revolver!
Then and Now: .270 WINCHESTER

EDITORIAL COVERAGE



ON TARGET
SHAVED
SHOT
CONCEALED CARRY LAWS
2015 BUYER'S GUIDE
PocketPISTOLS
PERSONAL & HOME DEFENSE FIREARMS
250+ GUNS
& IN-DEPTH PRODUCT REVIEW
QUICK-DRAW HANDGUN TACTICS
RUGER LCR 9mm
CHARTER .44 SPL BULLDOG
BOND ARMS
WALTHER PPS 9mm
COVERT GLOCKS
SIG SAUER P290RS .380
10 MICRO 1911s
90+ MAXIMUM CONCEALMENT CARRY OPTIONS
GUN TESTS
AIR RIFLE SECTION
RIFLESHOOTER
PRECISION
A NEW RUGER RIFLE RAISES THE BAR ON AFFORDABLE ACCURACY
BEST .30 MAGNUM
WHICH ROUND GETS THE NOD AS NO. 1?
DEER AMMO
WINCHESTER'S NEW DEER SEASON XP
SCREAMIN' 7
NOSLER'S HOT ENTRY INTO THE 7MM MARKET
RIFLE REPORTS

EDITORIAL COVERAGE



HANDGUNS • Ammo • RIFLES • Optics • SHOOTING SHOTGUNS
SHOOTING TIMES
2015 GUNS & GEAR
The hottest new firearms, ammunition, optics, reloading tools and accessories
WIN! SPECIAL PREPPERS' SWEEPSTAKES! THREE BIG PRIZE PACKAGES!
S.W.A.T.
SURVIVAL WEAPONS AND TACTICS
ALL-AROUND UTILITY
Ruger .223 Gunsite Scout Rifle
TWIST FOR THE CLOSE FIGHT
SureFire Rapid Transition Sights
ONE SHOT, ONE KILL
A Contradiction in Terms
RIDING SHOTGUN
Fighting From Vehicles
FIREARM SAFETY RULES
Real World Versus Square Range
MAKE READY!
Ready Line Training Facility
BONUS! 2014 S.W.A.T. ARTICLE INDEX
CRIME LAB TALES: Medical Examiners & Hollowpoi
SHOOTING TIMES
GUN REVIE
RANGE REPOR
HANDLOADING
GUNSMITHING TIPS
.300 BLACKOUT
Ruger's Mini-14 is now chambered for the popular defensive round

EDITORIAL COVERAGE


OWB VERSUS IWB: Best Holsters for Concealed Carry
SHOOTING
TIMES
AMERICAN
CARTRIDGE COLUMNS
300 Savage
HANDLOADING HORNADY
FTX and MonoFlex Bullets
Developed through a "Voice of the Customer" program,
Ruger's new polymer-frame pistol meets U.S. military standards
GUNS&AMMO
RUGER
AMERICAN
THEY LISTENED!
BECKSTRAND'S
RIFLES & GLASS
BROWNING AMMO
SWEENEY'S TIPS FOR SUPPRESSING PISTOLS
THE WORLD'S GREATEST GUN BOOK!
GunDigest
2017
71st EDITION
FEATURE ARTICLES
NEW PRODUCT REPORTS
ILLUSTRATED FIREARMS CATALOG
Edited by
JERRY LEE


BEST-IN-CLASS
CUSTOMER
SERVICE

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


3 NEW PRODUCT PLATFORMS
MORE THAN 20 NEW PRODUCT LINE EXTENSIONS
OVER 100 DISTRIBUTOR EXCLUSIVES
SAFE

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016

3 NEW PRODUCT PLATFORMS

RUGER PRECISION RIFLE™

RUGER AMERICAN PISTOL™

SILENT-SR™ .22 LR SOUND SUPPRESSOR





RUGER PRECISION RIFLE™



2016 RIFLE OF THE YEAR

NRA GOLDEN BULLSEYE AWARD

AMERICAN RIFLEMAN
"RIFLE OF THE YEAR"
RUGER PRECISION RIFLE™, 2016

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


9MM LUGER
RUGER

RUGER AMERICAN PISTOL™

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


SR22
RUGER
NEWPORT, NH USA
900-00110
SILENT-SR .22 LR

SILENT-SR™
.22 LR SOUND SUPPRESSOR


RUGER

MORE THAN 20 NEW LINE EXTENSIONS

INCLUDING:

SR-556® TAKEDOWN

MINI-14® TACTICAL RIFLE IN .300 BLK

EXTENSIONS TO OUR 77-SERIES, RUGER AMERICAN RIFLE®, RUGER AMERICAN RIMFIRE® & 10/22® RIFLE LINES

NEW 22 CHARGER™ PISTOLS

AND NEW PISTOL & REVOLVER EXTENSIONS



SR-556® TAKEDOWN



MINI-14® TACTICAL RIFLE IN .300 BLK



77/17®

IN .17 WSM

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016



RUGER AMERICAN RIFLE®
MAGNUM



RUGER AMERICAN RIFLE®
WITH VORTEX® CROSSFIRE II® RIFLESCOPE



RUGER AMERICAN RIMFIRE®
WOOD STOCK


NRA

2015 RIFLE OF THE YEAR

NRA GOLDEN BULLSEYE AWARD
AMERICAN RIFLEMAN
"RIFLE OF THE YEAR"
RUGER AMERICAN RIMFIRE®, 2015

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016



10/22® COLLECTOR'S SERIES
SECOND EDITION


RUGER
COLLECTOR'S SERIES
$25 GIFT CERTIFICATE
FOR SHOPRUGER.COM
GIFT CERTIFICATE NUMBER
XXXXXXXXXX
Shop RUGER


RUGER
COLLECTOR'S SERIES


RUGER
COLLECTOR'S SERIES


A FATHER'S ADVICE


RUGER®
IF A SPORTSMAN TRUE YOU'D BE LISTEN CAREFULLY TO ME...
RUGER
COLLECTOR'S SERIES



10/22 TAKEDOWN®
WITH TARGET BARREL



22 CHARGER™

WITH POLYMER STOCK
(IN BOTH STANDARD
& TAKEDOWN MODELS)

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


RUGER 22/45 LITE®
WITH OD GREEN ANODIZED
VENTILATED BARREL
2012
2013
2014
2015

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016



SR22®

WITH 4.50" BARREL


RUGER LCR
327 FED MAG
547-08496

LCR®

IN .327 FED MAG (6 SHOT)


RUGER SP101
.327 FED. MAG.
575-69139

RUGER SP101®
IN .327 FED MAG (6 SHOT)


RUGER® GP100®
.22 LR
177-43022

GP100®

IN .22 LR
(10 SHOT)

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


45 AUTO-45 COLT
RUGER Redhawk

REDHAWK®

IN .45 AUTO/.45 COLT

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016



NEW MODEL SUPER BLACKHAWK®

IN .454 CASULL OR .480 RUGER

2016 HANDGUN OF THE YEAR

NRA GOLDEN BULLSEYE AWARD

AMERICAN HUNTER
"HANDGUN OF THE YEAR"
NEW MODEL SUPER BLACKHAWK®
IN .454 CASULL OR .480 RUGER, 2016



OVER 100 DISTRIBUTOR EXCLUSIVES

INCLUDING:

NRA RUGER 22/45 LITE®

RUGER AMERICAN RIMFIRE® WITH MUDDY GIRL CAMO STOCK

RUGER AMERICAN RIMFIRE® FARMER EDITION

NEW MODEL BLACKHAWK® CONVERTIBLE IN .357 MAG

HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016


NRA

RUGER 22/45 LITE®

DAVIDSON'S



RUGER AMERICAN RIMFIRE®

WITH MUDDY GIRL CAMO STOCK - TALO



RUGER AMERICAN RIMFIRE®

FARMER EDITION - TALO



HIGHLIGHTED NEW PRODUCTS • 2015 AND YTD 2016



NEW MODEL BLACKHAWK® CONVERTIBLE

IN .357 MAG/9MM LUGER - LIPSEY'S

FINANCIAL MANAGEMENT

CONSERVATIVE BALANCE SHEET
DISCIPLINED CAPITAL ALLOCATION

ACCOUNTS RECEIVABLE

99.5% CURRENT



Raw & WIP Inventory Turns (Based on Cost of SVP)


Over the past 5 years, we avoided growth in $19 million in Raw & WIP inventory.
Improvement in inventory turns has allowed us to avoid the growth in Raw & WIP inventory.
Over the past 10 years, we avoided growth in $175 million in Raw & WIP inventory.
8
7
6
5
4
3
2
1
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Quarterly Sell-Through (in Thousands of Units)



700
600
500
400
300
200
100
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1
2016
Q1 2014
Sell-Through
9,100/day
Q3 2014
Q3 2015

Quarterly Finished Goods Unit Inventory (in Thousands)



400
350
300
250
200
150
100
50
2010
2011
2012
2013
2014
2015
Q1
2016
Ruger
72,800

Quarterly Finished Goods Unit Inventory (in Thousands)


400
350
300
250
200
150
100
50
2010
2011
2012
2013
2014
2015
Q1
2016
Distributors
216,700
Ruger
72,800

Quarterly Finished Goods Unit Inventory (in Thousands)


Target Distributor Inventory
At 6 turns = 315,000
400
350
300
250
200
150
100
50
Distributors
216,700
Ruger
72,800
2010
2011
2012
2013
2014
2015
Q1
2016

CAPITAL ALLOCATION

Cash Position

March 31, 2007 Cash Balance $54.1 million

Possible Uses of Cash

- Acquisitions
- Stock Buyback
- Special Dividend
- Regular Quarterly Dividend

2007 ANNUAL MEETING

The Company will use its cash to generate shareholder value, or it will be returned to the shareholders.

CAPITAL ALLOCATION

SINCE EARLY 2007, WE INVESTED $238 MILLION IN CAPITAL EXPENDITURES TO GROW THE BUSINESS




← 11-21
WALL ST

CAPITAL ALLOCATION

DISCIPLINED
STOCK REPURCHASES

WE HAVE REPURCHASED
$89.8 MILLION IN STOCK

Disciplined Stock Repurchases

	Total Dollars	Total Shares	Price Per Share
Q3 2006	$25.2	4,272,000	$5.90
Q4 2007	$20.0	2,216,000	$8.99
Q3 & Q4 2008	$10.2	1,535,000	$6.57
Q3 2010 to Q1 2011	$7.7	545,400	$14.10
Q4 2015 & Q1 2015	$26.7	762,100	$35.15
Total	**$89.8**	**9,330,500**	**$9.62**

Disciplined Stock Repurchases



$26.7 Million
762,100 Shares
$35.15/Share
$7.7 Million
545,400 Shares
$14.10/Share
TTM EBITDA Multiple
12
10
8
6
4
2
Stock Price
$80
$70
$60
$50
$40
$30
$20
$10
Feb-09
Jul-09
Dec-09
May-10
Oct-10
Mar-11
Aug-11
Jan-12
Jun-12
Nov-12
Apr-13
Sep-13
Feb-14
Jul-14
Dec-14
May-15
Oct-15
Mar-16

Cash (in Millions)


$125
$105
$85
$65
$45
$25
$5
-$15
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
Q1 2016
Special Dividend - $87 Million
Stock Repurchase - $20 Million
Stock Repurchase - $25 Million
Stock Repurchase - $27 Million


NEW YORK STOCK EXCHANGE

CAPITAL ALLOCATION

WE HAVE RETURNED $151 MILLION IN REGULAR QUARTERLY DIVIDENDS

AND $87 MILLION IN A SPECIAL DIVIDEND

Variable Quarterly Dividends (in Millions)



$14
$12
$10
$8
$6
$4
$2
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2009
2010
2011
2012
2013
2014
2015
2016
25% of EPS
40% of EPS

SINCE EARLY 2007

WE HAVE RETURNED $302 MILLION TO OUR SHAREHOLDERS

OUR MARKET CAPITALIZATION INCREASED FROM $220 MILLION TO $1.3 BILLION

OUR APRIL 2, 2016 CASH BALANCE WAS $80.5 MILLION AND WE HAVE NO DEBT

RGR LISTED NYSE

Recent 5-Year Returns: Ruger vs. Russell 2000



1400%
1200%
1000%
800%
600%
400%
200%
0%
2010
2011
2012
2013
2014
2015

Investor Communications

We anticipate releasing 2016 quarterly earnings and holding investor conference calls on the following dates:

	Earnings Release	Conference Call
Q2 2016	August 2, 2016	August 3, 2016
Q3 2016	November 1, 2016	November 2, 2016
Q4 2016	February 21, 2017	February 22, 2017

INVESTMENT HIGHLIGHTS

HIGH VALUE PROPOSITION FOR CONSUMERS

SALES DRIVEN THROUGH INNOVATION

BOTTOM-LINE DRIVEN THROUGH LEAN METHODOLOGIES

CAPITAL ALLOCATION DISCIPLINE

CONSERVATIVE BALANCE SHEET



RGR

LISTED

NYSE

SHARES OUTSTANDING:

19.0 MILLION

PRICE:

$64.03 (4/29/16)

MARKET CAPITALIZATION:

$1.2 BILLION

QUESTIONS

Caution: Forward Looking Statements

Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2015 and Form 10-Q for the fiscal quarter ended April 2, 2016. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2015 and our Form 10-Q for the quarter ended April 2, 2016, which are also posted on our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.